COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 16 – COMMITMENTS AND CONTINGENCIES
Commitments:
New Zealand
The purchase commitments described below are presented in the remaining purchase commitments table following such descriptions.
In September 2020, 2degrees signed a three-year purchase agreement, effective as of September 1, 2020, with a handset manufacturer that requires 2degrees to purchase a minimum number of handsets per quarter for three years (beginning with the third quarter of 2020). As part of the purchase agreement, 2degrees has committed to allocate a certain portion of its advertising budget per contract year to related marketing.
In November 2019, 2degrees entered into a Radio Access Network (“RAN”) sharing agreement with a certain New Zealand telecommunications provider (the “RAN Sharing Partner”) under which the RAN Sharing Partner supplies 2degrees with managed capacity service for a specified number of network sites under an indefeasible right to use arrangement. This arrangement allows 2degrees to utilize the third party’s network equipment to serve 2degrees customers on 2degrees’ own spectrum and replaces certain roaming arrangements with the RAN Sharing Partner. The agreement expires in January 2030 and specifies a series of payments over the term of the agreement. The cost of the RAN sharing arrangement is recognized within Cost of service in the Consolidated Statement of Operations on a straight-line basis over the term of the agreement, although the payment amounts vary with more significant amounts due in the earlier years. Upon the completion and availability of a specified number of sites, additional payments will be due and will begin a series of ongoing quarterly payments to be made over the remainder of the agreement term. 2degrees will pay the ongoing quarterly payments commencing in 2022 through 2024. On or prior to August 1, 2023, 2degrees may terminate this agreement effective on February 1, 2025. In March 2020, 2degrees paid an initial amount due under this agreement upon completion of certain proof of concept activities.
In September 2019, the New Zealand Ministry of Business, Innovation and Employment (the “MBIE”) offered to renew licenses for spectrum used by 2degrees in the 1800 MHz and 2100 MHz spectrum bands. The offers are for 2x20 MHz in the 1800 MHz band and 2x15 MHz in the 2100 MHz band. In October and November 2020, the New Zealand government issued formal offers for the 1800 MHz and 2100 MHz spectrum for a total of 20 years commencing April 2021. 2degrees has accepted the offers with an initial term of two years and the purchase price for each of the spectrum bands was paid in January 2021. The offers for the remaining
18-year
terms are open for acceptance until November 2022 and will not be accepted until closer to that time. The cost of the spectrum for each of the
18-year
terms is permitted to be paid in four annual installments beginning January 2023. Although the purchase amounts are not legally committed until final terms for each of the offers are accepted, we have included the expected amounts of all renewal installment payments (inclusive of estimated interest) in the total purchase commitments table below.
In November 2011, 2degrees accepted an offer from the New Zealand Ministry of Economic Development (now part of the MBIE) to renew its 800/900 MHz spectrum licenses effective November 25, 2022 through November 28, 2031. The price will be calculated at the time payment is due in 2022 based on changes to the New Zealand Consumer Price Index and other variables.
2degrees has outstanding commitments with Huawei Technologies (New Zealand) Company Limited (“Huawei”) and Tech Mahindra through 2024 for ongoing network infrastructure support and maintenance, technical support and spare parts maintenance, software upgrades, products, professional services, information technology services, and other equipment and services. The significant majority of the commitment relates to existing network technology and includes amounts that will be reflected within both capital expenditures and operating expenses. As of September 30, 2020, a portion of the Huawei commitment contemplated that in 2020 2degrees would purchase existing software licenses from Huawei. In February 2021, effective December 2020, 2degrees and Huawei amended payment terms of the purchase of existing software licenses to provide for installment payments by 2degrees for this commitment. In December 2020, 2degrees paid an initial amount due under this agreement. Additional payments will be made quarterly commencing 2021 through 2022.
In August 2017, the New Zealand government signed an agreement with a New Zealand wireless carriers’ joint venture group, consisting of 2degrees, Vodafone, and Spark New Zealand Limited, to fund a portion of the country’s rural broadband infrastructure project (the “RBI2 Agreement”). 2degrees paid $5.4 million and $3.4 million for the project under the RBI2 Agreement during the years ended December 31, 2020 and 2019, respectively, and such payments were included in investing activities in the Consolidated Statements of Cash Flows. As of December 31, 2020 and 2019, the investment in this joint venture was $9.9 million and $3.6 million, respectively, included in Other assets in the Consolidated Balance Sheets. 2degrees’ estimated outstanding obligation for investments under the RBI2 Agreement does not include potential operating expenses or capital expenditure upgrades associated with the RBI2 Agreement.
As of December 31, 2020, 2degrees had other purchase commitments through 2025 with various vendors to acquire hardware and software related to ongoing network and Information Technology (“IT”) projects, as well as for IT support services, IT development, consulting, advertising and marketing costs. None of these commitments is significant individually.
Total purchase commitments for each of the next five years for New Zealand as of December 31, 2020, based on exchange rates as of that date, are as follows:

Years Ending December 31,
2021	$113,592
2022	86,658
2023	28,140
2024	15,894
2025	9,582
During the first half of 2020, 2degrees began
fit-out
design work in accordance with a
pre-lease
agreement with a New Zealand real estate developer for the construction of a commercial building and future lease of space to 2degrees for its corporate headquarters. The pre-lease
agreement requires 2degrees to enter into a lease upon completion of construction and allows for coordination of fit-out
of the headquarters space during the construction period. Construction is expected to be completed in the third quarter of 2021 and physical access to the facility is not yet available. Upon completion of construction, 2degrees expects to execute a twelve-year lease with total expected rent payments over the lease term of approximately $56 million NZD ($40 million based on the exchange rate at December 31, 2020). Since the lease has not yet been executed, we have not included these payments in the table above.
Bolivia
In December 2016, NuevaTel signed an agreement with Telefónica Celular de Bolivia S.A. (“Telecel”) pursuant to which Telecel provides NuevaTel an Indefeasible Right to Use of Telecel’s existing and future capacity to transport national telecommunications data. This purchase commitment expires in 2031.
NuevaTel also has purchase commitments through 2027 with various vendors primarily to acquire telecommunications equipment, capacity to transport telecommunications data, support services and advertising costs which are not significant individually.
Total purchase commitments for each of the next five years for Bolivia as of December 31, 2020 are as follows:

Years Ending December 31,
2021	$18,817
2022	2,358
2023	2,110
2024	2,110
2025	2,110
The Bolivian regulatory authority, the Autoridad de Regulación y Fiscalización de Telecomunicaciones y Transportes of Bolivia (“ATT”), has conditioned the 4G license awarded to NuevaTel on meeting service deployment standards, requiring that the availability of 4G service expand over a
96-month
period from urban to rural areas. NuevaTel has met its 4G launch commitments thus far and is required to build LTE sites in all of the 339 municipalities of Bolivia by May 2022. NuevaTel expects to meet this requirement.
Contingencies:
General
The financial statements reflect certain assumptions based on telecommunications laws, regulations and customary practices currently in effect in the countries in which the Company’s subsidiaries operate. These laws and regulations can have a significant influence on the Company’s results of operations and are subject to change by the responsible governmental agencies. The Company assesses the impact of significant changes in laws, regulations and political stability on a regular basis and updates the assumptions and estimates used to prepare its financial statements when deemed necessary. However, the Company cannot predict what future laws and regulations might be passed or what other events might occur that could have a material effect on its investments or results of operations. In particular, Bolivia has experienced, or may experience, political and social instability.
In addition to issues specifically discussed elsewhere in these Notes to our Consolidated Financial Statements, the Company is a party to various lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. Management believes that although the outcomes of these proceedings are uncertain, any liability ultimately arising from these actions should not have a material adverse impact on the Company’s financial condition, results of operations or cash flows. The Company has accrued for any material contingencies where the Company’s management believes the loss is probable and estimable.
Bolivian Regulatory Matters
NuevaTel’s network has experienced several network outages affecting voice and 3G and 4G data services both locally and nationally over the past several years, and outages continue to occur from time to time due to a variety of causes; some of these outages relate to equipment failures or malfunctions within NuevaTel’s network and some outages are the result of failures or service interruptions on communications facilities (e.g. fiber optics lines) leased by NuevaTel from other carriers. As to many of these outages, the ATT is investigating if the outages were unforeseen or were events that could have been avoided by NuevaTel, and, if avoidable, whether penalties should be imposed. The ATT investigated an August 2015 outage (in the town of San José de Chiquitos) and imposed a fine of $4.5 million against NuevaTel in 2016. Following numerous appeals, resulting in the rescission and the subsequent reinstatement of the fine by Ministry of Public Works, Services and Housing, NuevaTel accrued $4.5 million in the third quarter of 2018 in Other current liabilities and accrued expenses as presented in the Consolidated Balance Sheets as of December 31, 2020 and December 31, 2019. NuevaTel continues to contest the matter vigorously and has appealed the reinstatement to the Supreme Tribunal of Justice (“Supreme Tribunal”). The ATT initiated a separate court proceeding against NuevaTel to collect the fine; it was recently required by the court to refile and has yet to serve its complaint on NuevaTel. When served, NuevaTel will assert that the time allowed under new regulations for the collection of the fine has expired and that, in any event, it is not obligated to pay until the Supreme Tribunal rules on its appeal. Unless the collection proceeding is dismissed, NuevaTel expects that it will be required to deposit the fine amount in a restricted account pending resolution of NuevaTel’s appeal before the Supreme Tribunal.
In April 2013, the ATT notified NuevaTel that it proposed to assess a fine of $2.2 million against NuevaTel for delays in making repairs to public telephone equipment in several Bolivian cities in 2010. NuevaTel accrued the full amount of the fine plus interest of approximately $0.1 million but also filed an appeal with the Supreme Tribunal in regard to the manner in which the fine was calculated. In December 2017, the court rescinded the fine on procedural grounds but permitted the ATT to impose a new fine. If the ATT does so, NuevaTel will have the right to discharge the fine by paying half of the stated amount of the penalty on condition that NuevaTel foregoes any right of appeal. NuevaTel has not decided what action it may take in such event.